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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                  JUNE 26, 1999


                                  COMPUSA INC.
             (Exact name of registrant as specified in its charter)

  DELAWARE                          1-11566                75-2261497
(STATE OR OTHER                   (COMMISSION              IRS EMPLOYER
JURISDICTION OF                    FILE NUMBER)          IDENTIFICATION NO.)
INCORPORATION)


                 14951 NORTH DALLAS PARKWAY, DALLAS, TEXAS 75240
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (972) 982-4000









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ITEM 5.  OTHER EVENTS

         The Registrant is filing certain unaudited supplemental quarterly financial and operating data with respect to its results of operations for the fiscal year ended June 26, 1999 ("Fiscal 1999"). Such unaudited supplemental quarterly financial and operating data has been derived from the audited consolidated financial statements of CompUSA Inc. (the "Company") for Fiscal 1999 to present (1) the results of operations of the Company's "core" operations and (2) the consolidated results of operations of the Company's business segments. These financial statements should be read in conjunction with the Company's Annual Report on Form 10-K/A for Fiscal 1999 previously filed with the Securities and Exchange Commission.

"CORE" OPERATING DATA

         The Company's core operations consist of its retail, direct, and all other sales operations. The financial and operating data presented herein with respect to the Company's "core" operations exclude the non-recurring and restructuring charges recorded by the Company in Fiscal 1999 in connection with the Fiscal 1999 Initiatives, as more fully described in the Company's Annual Report on Form 10-K/A for Fiscal 1999, as previously filed with the Securities and Exchange Commission, as well as the results of operations of the Company's wholly-owned subsidiary, CompUSA Net.com Inc. and its predecessor. In October 1999, the Company transferred CompUSA Net.com's Internet business to cozone.com l.l.c., an indirect subsidiary of the Company. Another indirect subsidiary, cozone.com inc., is the sole manager of cozone.com l.l.c.

         The following table sets forth selected financial and operating data for Fiscal 1999 for the Company's "core" operations:

                                                 FIRST          SECOND         THIRD          FOURTH        FISCAL
                                                QUARTER        QUARTER        QUARTER        QUARTER         YEAR
                                             ---------------------------------------------------------------------------
                                                 (IN THOUSANDS, EXCEPT PER SHARE DATA AND SELECTED OPERATING DATA)
SELECTED FINANCIAL DATA:
Net sales..................................   $ 1,314,124    $ 1,671,594     $1,604,700    $ 1,406,499   $   5,996,917
Cost of sales and occupancy costs..........     1,127,489      1,444,090      1,395,077      1,219,152       5,185,808
                                             ---------------------------------------------------------------------------
   Gross profit............................       186,635        227,504        209,623        187,347         811,109

Operating expenses.........................       138,670        161,705        162,200        159,906         622,481
Pre-opening expenses.......................         1,366          2,095            392            608           4,461
General and administrative expenses........        31,553         35,107         42,804         38,227         147,691
                                             ---------------------------------------------------------------------------
   Operating income (loss).................        15,046         28,597          4,227        (11,394)         36,476

Other expense (income):
   Interest expense........................         4,365          6,972          7,167          7,290          25,794
   Other income, net.......................        (1,540)        (3,504)        (1,828)        (1,319)         (8,191)
                                             ---------------------------------------------------------------------------
                                                    2,825          3,468          5,339          5,971          17,603

Income (loss) before income taxes..........        12,221         25,129         (1,112)       (17,365)         18,873
Income tax expense (benefit)...............         4,707          9,726           (554)        (7,340)          6,539
                                             ---------------------------------------------------------------------------
Net income (loss)..........................   $     7,514    $    15,403     $     (558)   $   (10,025)   $     12,334
                                             ---------------------------------------------------------------------------
                                             ---------------------------------------------------------------------------

Basic earnings (loss) per share............   $      0.08    $      0.17     $    (0.01)   $     (0.11)   $       0.13
Diluted earnings (loss) per share..........   $      0.08    $      0.17     $    (0.01)   $     (0.11)   $       0.13

Weighted average common shares.............        91,243         91,408         91,553         91,755          91,490
Weighted average common shares assuming
   dilution................................        93,041         92,834         91,553         91,755          92,667

SELECTED OPERATING DATA:
Average net sales per gross square foot....   $       278    $       305     $      291    $       252   $       1,126
Average net sales per Computer Superstore..   $     7,484    $     8,017     $    7,631    $     6,643   $      29,775
Comparable store sales increase
   (decrease)(1)...........................        (2.7%)         (4.4%)         (8.8%)           2.6%          (3.8%)

-----------------------
Note on following page.

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NOTE FROM PRECEDING PAGE.

(1) Comparable store sales are net retail sales for the Computer Superstores open the same number of months in both the indicated and previous periods, including stores that were relocated or expanded during either period. Beginning with the first quarter of fiscal 2000, the calculation of the change in comparable store sales was changed to include only the net retail sales of products and services through the Company's Computer Superstores. As a result of the centralization of the Company's direct sales organization and the outsourcing of its direct sales fulfillment and configuration operations, direct sales to corporate, government, and education customers are no longer included in the comparable store sales calculation. The calculation of the change in comparable store sales for the periods presented above has been restated to include only the net retail sales of products and services generated from the Company's Computer Superstores.

         The following is a reconciliation of the net income (loss) of the Company's "core" operations for Fiscal 1999 to the consolidated net income
(loss) of the Company for Fiscal 1999, as presented in the Company's Annual Report on Form 10-K/A for Fiscal 1999 previously filed with the Securities and Exchange Commission:

                                                   FIRST          SECOND         THIRD          FOURTH        FISCAL
                                                  QUARTER        QUARTER        QUARTER        QUARTER         YEAR
                                             ---------------------------------------------------------------------------
                                                                       (IN THOUSANDS)

CompUSA "core" operations..................   $     7,514    $    15,403     $     (558)   $  (10,025)   $     12,334
CompUSA Net.com operations.................           340            286         (2,125)       (4,966)         (6,465)
Fiscal 1999 Initiatives non-recurring
   and restructuring charges...............        (1,622)        (2,820)        (3,940)      (50,501)        (58,883)
                                             ---------------------------------------------------------------------------
Consolidated net income (loss).............   $     6,232    $    12,869     $   (6,623)   $  (65,492)   $    (53,014)
                                             ---------------------------------------------------------------------------
                                             ---------------------------------------------------------------------------

SEGMENT DATA

         For a description of the Company's business segments, please refer to
Note 16 of Notes to Consolidated Financial Statements in the Company's Annual Report on Form 10-K/A for Fiscal 1999 previously filed with the Securities and Exchange Commission.

         The following tables set forth selected financial data for Fiscal 1999 for the Company's business segments:

                                              FIRST          SECOND         THIRD          FOURTH        FISCAL
                                             QUARTER        QUARTER        QUARTER        QUARTER         YEAR
                                          ---------------------------------------------------------------------------
                                                                       (IN THOUSANDS)
NET SALES:
Retail..................................   $   858,359    $ 1,199,764     $1,133,436    $   936,145   $   4,127,704
Direct..................................       457,475        475,645        475,203        474,556       1,882,879
CompUSA PC..............................        29,028         22,627         30,688         36,679         119,022
CompUSA Net.com.........................        61,315         82,182         67,779         40,325         251,601
                                          ---------------------------------------------------------------------------
                                             1,406,177      1,780,218      1,707,106      1,487,705       6,381,206
Intersegment sales......................       (30,738)       (26,442)       (34,627)       (40,881)       (132,688)
                                          ---------------------------------------------------------------------------
                                           $ 1,375,439    $ 1,753,776     $1,672,479    $ 1,446,824   $   6,248,518
                                          ---------------------------------------------------------------------------
                                          ---------------------------------------------------------------------------

OPERATING INCOME (LOSS):
Retail..................................   $    42,708    $    62,839     $   50,627    $    35,489   $     191,663
Direct..................................         5,436          2,183         (2,724)        (7,811)         (2,916)
CompUSA PC..............................        (1,545)        (1,318)          (869)          (872)         (4,604)
CompUSA Net.com.........................         1,581          1,680         (1,745)        (5,105)         (3,589)
                                          ---------------------------------------------------------------------------
                                                48,180         65,384         45,289         21,701         180,554
Unallocated:
   General and administrative expenses,
     excluding non-recurring and
     restructuring charges..............       (32,591)       (36,342)       (44,315)       (40,568)       (153,816)
   Non-recurring and restructuring
     charges............................        (2,640)        (4,587)        (6,399)       (78,956)        (92,582)
                                          ---------------------------------------------------------------------------
                                           $    12,949    $    24,455     $  (5,425)    $  (97,823)   $     (65,844)
                                          ---------------------------------------------------------------------------
                                          ---------------------------------------------------------------------------

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                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 CompUSA Inc.


Date:  January 6, 2000           By:           /s/  JAMES E. SKINNER
                                      ----------------------------------------
                                                  James E. Skinner
                                              Executive Vice President,
                                        Chief Financial Officer and Treasurer
                                    (Principal Financial and Accounting Officer)


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